Effective immediately, in the second paragraph of the sub-section entitled “Fees and Expenses” beneath the main heading “Summary of Key Information,” the reference to the page number of the “Waivers of Sales Charges” is replaced by reference to page H-1 of the fund’s Statement of Additional Information (“SAI”).

Effective immediately, the sub-section entitled “Investment Adviser” beneath the main heading “Management of the Fund” is restated in its entirety as follows:

Investment Adviser

MFS, located at 111 Huntington Avenue, Boston, Massachusetts, serves as the investment adviser for the fund.  Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions, and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended January 31, 2013, the fund paid MFS an effective management fee equal to 0.65% of the fund's average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.65% of the fund's average daily net assets annually.

Effective August 1, 2013, MFS has agreed in writing to reduce its management fee to 0.60% of the fund’s average daily net assets annually in excess of $1.5 billion up to $2.5 billion; and 0.55% of the fund’s average daily net assets annually in excess of $2.5 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least May 31, 2015.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees.

MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that "Total Annual Fund Operating Expenses" do not exceed 1.05% of the fund's average daily net assets annually for each of Class A and Class R3 shares, 1.80% of the fund's average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.80% of the fund's average daily net assets annually for each of Class I and Class R4 shares, 1.30% of the fund's average daily net assets annually for Class R2 shares, and 0.73% of the fund's average daily net assets annually for Class R5 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least May 31, 2014.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s semiannual report for the six-month period ended July 31, 2012.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $347 billion as of March 31, 2013.

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